UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 28, 2011

SYNNEX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-31892	94-2703333
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

44201 Nobel Drive Fremont, California	94538
(Address of principal executive offices)	(Zip Code)

(510) 656-3333

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

The information in this Current Report is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On June 28, 2011, SYNNEX Corporation (“SYNNEX”) issued a press release regarding SYNNEX’ financial results for its fiscal second quarter ended May 31, 2011. The full text of SYNNEX’ press release is furnished herewith as Exhibit 99.1.

Item 8.01.	Other Events

On June 28, 2011, SYNNEX announced that its Board of Directors has approved an anti-dilution repurchase program of up to $65 million of its Common Stock over a period of up to three years. Any stock repurchases may be made through open market and privately negotiated transactions, at times and in such amounts as management deems appropriate, including pursuant to one or more Rule 10b5-1 trading plans adopted in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934. Under a Rule 10b5-1 trading plan, the Company may repurchase its shares regardless of any subsequent possession of material nonpublic information. The timing and amount of stock repurchased will depend on a variety of factors including stock price, market conditions, corporate and regulatory requirements and capital availability. The repurchase is expected to be funded by cash on hand and cash generated by operations.

Forward Looking Statements

This Item 8.01 contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements regarding SYNNEX’ stock repurchase program. These statements involve risks and uncertainties, including, but not limited to, that SYNNEX may not successfully repurchase stock under its stock repurchase program. For a detailed discussion of other risks and uncertainties see SYNNEX’ Form 10-Q for the fiscal quarter ended February 28, 2011 and from time to time in its SEC filings. Statements included in this report are based upon information known to SYNNEX as of the date of this report, and SYNNEX assumes no obligation to update information contained in this press release.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated June 28, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 28, 2011

SYNNEX CORPORATION

By:	/s/ Simon Y. Leung
Simon Y. Leung
Senior Vice President, General Counsel and
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated June 28, 2011.